EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ William G. Bares

EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ T. A. Commes

EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ Peter A. Dorsman

EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ L. Thomas Hiltz

EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ Edith Kelly-Green

EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ Dan P. Komnenovich

EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ John F. Meier

EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ J. Michael Moore

EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ Vincent K. Petrella

EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ Jerry Sue Thornton

EXHIBIT 24
POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2013 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 13, 2013	By: /s/ Peter C. Wallace